UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 12, 2018

 ANIXTER INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	94-1658138
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
Commission File Number: 001-10212
2301 Patriot Blvd.
Glenview, Illinois 60026
(224) 521-8000
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indenture

On November 13, 2018, Anixter International Inc., Anixter Inc. (“Anixter”) and Wells Fargo Bank, National Association, as trustee for the 2025 Notes (as herein defined), entered into an indenture, dated as of November 13, 2018 (the “2025 Indenture”), pursuant to which Anixter issued its $250,000,000 6.00% Senior Notes due 2025 (the “2025 Notes”), which are guaranteed by Anixter International Inc.

The 2025 Notes were offered and sold by the initial purchasers to persons reasonably believed to be qualified institutional buyers in the United States pursuant to Rule 144A and outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The 2025 Notes have not been registered under the Securities Act, or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Interest accrues on the 2025 Notes at 6.00% per annum. Interest on the 2025 Notes is payable semi-annually on June 1 and December 1 of each year, commencing June 1, 2019. The 2025 Notes mature on December 1, 2025. At any time prior to September 1, 2025, Anixter may from time to time redeem some or all of the 2025 Notes at a price equal to 100% of the principal amount of the 2025 Notes plus a “make-whole” premium, plus accrued and unpaid interest, if any, to the redemption date. At any time on or after September 1, 2025, Anixter may from time to time redeem some or all of the 2025 Notes at a price equal to 100% of the principal amount of the 2025 Notes, plus accrued and unpaid interest, if any, to the redemption date. If Anixter experiences certain kinds of changes of control, it must offer to repurchase all of the 2025 Notes outstanding at 101% of the aggregate principal amount of the 2025 Notes repurchased, plus accrued and unpaid interest.

The 2025 Notes and the 2025 Indenture contain customary events of default, including, without limitation, defaults on payments of interest and principal, breaches of covenants, and cross defaults to certain other indebtedness, subject in certain instances to grace periods, notice and cure periods. If an event of default occurs, the trustee or holders of 25% of the aggregate principal amount of the 2025 Notes may declare the 2025 Notes immediately due and payable. On certain events of bankruptcy, insolvency or reorganization, the 2025 Notes will automatically become immediately due and payable.

Anixter used the net proceeds of the sale of the 2025 Notes to fund a portion of the consideration for the notes tendered and accepted for purchase prior to November 9, 2018 in its tender offer for any and all of its outstanding 5.625% Senior Notes due 2019 (the “2019 Notes”) and related consent solicitation for certain amendments to the indenture governing the 2019 Notes (together, the “Tender Offer”) [and to pay fees and expenses related to the 2025 notes offering and the Tender Offer.

The above description of the 2025 Indenture and the 2025 Notes is qualified in its entirety by reference to the 2025 Indenture (including the form of 2025 Note), which is attached hereto as Exhibit 4.1, and incorporated into this Item 1.01 by reference.

Registration Rights Agreement

In connection with the issuance of the 2025 Notes, on November 13, 2018, Anixter International Inc., Anixter, and Wells Fargo Securities, LLC, for itself and as representative of the initial purchasers, entered into a registration rights agreement (the “Registration Rights Agreement”), which grants the holders of the 2025 Notes certain exchange and registration rights with respect to the 2025 Notes. Anixter International Inc. and Anixter have agreed to: (i) file a registration statement enabling holders to exchange their unregistered Notes for publicly registered Notes with substantially identical terms; (ii) use commercially reasonable efforts to cause the registration statement to become effective; (iii) use commercially reasonable efforts to effect an exchange offer of the 2025 Notes for registered 2025 Notes within 365 days after the issue date of the 2025 Notes; and (iv) file a shelf registration statement for the resale of the 2025 Notes if an exchange offer cannot be effected within the time period listed above and in certain other circumstances. In the event that the exchange offer is not consummated and no shelf registration statement is declared effective within 365 days of the issue date, and in certain other instances, Anixter Inc. will be required to pay additional interest on the 2025 Notes.

The above description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, which is attached hereto as Exhibit 4.2, and incorporated into this Item 1.01 by reference.

Third Supplemental Indenture

Following the receipt of the consent of the holders of the majority of the outstanding principal amount of the 2019 Notes in the Tender Offer, Anixter International Inc., Anixter and Wells Fargo Bank, National Association, as trustee for the 2019 Notes, entered into a Third Supplemental Indenture, dated as of November 12, 2018 (the “Third Supplemental Indenture”), amending and supplementing the indenture governing the 2019 Notes.  The Third Supplemental Indenture, among other things, eliminates certain of the restrictive covenants applicable to the 2019 Notes and shortens the notice periods required for redemptions of the 2019 Notes.  Although the Third Supplemental Indenture was effective upon execution, the amendments to the 2019 Notes and the indenture governing the 2019 Notes set forth in the Third Supplemental Indenture will become operative only upon the initial date of acceptance for purchase by Anixter of 2019 Notes validly tendered in the Tender Offer. Accordingly, the terms of the Third Supplemental Indenture will be null and void, and the terms of the indenture governing the 2019 Notes will continue in full force and effect without any modification by the Third Supplemental Indenture, if such acceptance for purchase does not occur.

The above description of the Third Supplemental Indenture is qualified in its entirety by reference to the Third Supplemental Indenture, which is attached hereto as Exhibit 4.3, and incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

Safe Harbor

The statements in this Form 8-K other than historical facts are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of factors that could cause our actual results to differ materially from what is indicated in this Form 8-K. These factors include but are not limited to general economic conditions, the level of customer demand particularly for capital projects in the markets we serve, changes in supplier relationships or in supplier sales strategies or financial viability, risks associated with the sale of nonconforming products and services, political, economic or currency risks related to foreign operations, inventory obsolescence, copper price fluctuations, customer viability, risks associated with accounts receivable, the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, information security risks, risks associated with substantial debt and restrictions contained in financial and operating covenants in our debt agreements, the impact and the uncertainty concerning the timing and terms of the withdrawal by the United Kingdom from the European Union, unanticipated change in our tax provision and tax liabilities related to the enactment of the Tax Cuts and Jobs Act and risks associated with integration of acquired companies, including, but not limited to, the risk that the acquisitions may not provide us with the synergies or other benefits that were anticipated. These uncertainties may cause our actual results to be materially different than those expressed in any forward-looking statements. We do not undertake to update any forward-looking statements. Please see our Securities and Exchange Commission (“SEC”) filings for more information.\

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
4.1	Indenture, dated as of November 13, 2018, by and among Anixter Inc., Anixter International Inc. and Wells Fargo Bank, National Association, as trustee.
4.2
Registration Rights Agreement, dated as of November 13, 2018, by and among Anixter Inc., Anixter International Inc. and Wells Fargo Securities, LLC, as representative of the Initial Purchasers, relating to the 6.00% Senior Notes due 2025.

4.3	Third Supplemental Indenture, dated as of November 12, 2018, by and among Anixter Inc., Anixter International Inc. and Wells Fargo Bank, National Association, as trustee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.

November 13, 2018	By:	/s/ Theodore A. Dosch
Theodore A. Dosch
Executive Vice President - Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of November 13, 2018, by and among Anixter Inc., Anixter International Inc. and Wells Fargo Bank, National Association, as trustee.
4.2
Registration Rights Agreement, dated as of November 13, 2018, by and among Anixter Inc., Anixter International Inc. and Wells Fargo Securities, LLC, as representative of the Initial Purchasers, relating to the 6.00% Senior Notes due 2025.

4.3	Third Supplemental Indenture, dated as of November 12, 2018, by and among Anixter Inc., Anixter International Inc. and Wells Fargo Bank, National Association, as trustee.